                                                                    EXHIBIT 10.9
                           INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (the "Agreement"), dated as of the ___ of July, 1996, is entered into between MidAmerican Capital Company, a Delaware corporation ("Capital") and InterCoast Energy Company, a Delaware corporation ("InterCoast").

     WHEREAS, upon the completion of an initial public offering of shares of common stock of InterCoast (the "Offering"), InterCoast will cease to be a wholly owned subsidiary of Capital.

     WHEREAS, in connection with the Offering, InterCoast has filed a registration statement with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") and distributed a preliminary prospectus;

     WHEREAS, the parties desire to provide for certain indemnification between the parties hereto after the date hereof relating to or arising out of or resulting from their respective businesses, operations and assets or the above mentioned registration statement and preliminary prospectus, in each case as set forth in this Agreement;

     NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

     Section 1.  Definitions.  As used in this Agreement, the terms set out
                 -----------
below shall have the indicated meanings (such meanings applying equally to the singular and plural forms thereof):

     "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of
      ---------
      the General Rules and Regulations under the Securities Exchange
      Act of 1934, as amended (the "Exchange Act"), as in effect on January 1, 1996.

     "Capital Group" shall mean Capital, its parent, MidAmerican Energy Company,

      -------------
      an Iowa corporation ("MEC"), and all of its Subsidiaries except the members of the InterCoast Group.

     "Effective Date" shall mean the date upon which the closing of the Offering
      --------------
      occurs.

     "InterCoast Group" shall mean InterCoast and all Subsidiaries of
      ----------------
      InterCoast.

      A "person" shall mean an individual, a corporation, a partnership, limited
         ------
      liability company, a joint venture, a trust or unincorporated organization, a joint stock company or similar organization, a governmental or any political subdivision thereof, or any other legal entity.

      "Subsidiary," or "Subsidiaries" with respect to a specified person, shall
       ----------       ------------
      mean any person(s) whose accounts are included in the consolidated financial statements of the specified person and its Subsidiaries prepared in accordance with generally accepted accounting principles in effect at the time. The Subsidiaries of InterCoast as of the date hereof include InterCoast Oil and Gas Company (formerly known as Medallion Production Company), Medallion California Properties Company, Continental Power Exchange, Inc., InterCoast Gas Services Company, a Delaware corporation, InterCoast Gas Services Company, an Oklahoma corporation, GED Energy Services, Inc., InterCoast Power Marketing Company and InterCoast Trade & Resources Inc.


      Section 2.  Indemnification by InterCoast and Capital.
                  ------------------------------------------

      (a) InterCoast - General. InterCoast shall indemnify and hold harmless each member of the Capital Group and each person who is or was a director, officer, employee or agent of any such member, or is or was serving at the request of any such member as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all losses, claims, damages and liabilities, and shall promptly reimburse them, as and when incurred, for any legal and other costs and expenses (including, without limitation, reasonable attorneys' fees, any amount paid in settlement of any litigation commenced or threatened, if such settlement is effected with the written consent of InterCoast, and any and all expenses reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever or in enforcing the obligations of InterCoast under this indemnity) arising out of or related in any manner to (i) the businesses, operations or assets conducted or owned or formerly conducted or owned by any of the members of the InterCoast Group (which include those businesses of the InterCoast Group that were part of the Capital Group prior to the Offering) prior to, on or after the Effective Date (other than any such loss, claim damage or liability resulting from the gross negligence or willful misconduct of a Capital Group member or person seeking indemnification), (ii) the failure to employ, the termination of the employment or any other actions regarding employment, as a result of the corporate restructuring related to the Offering, of any person who had been employed by the Capital Group or the InterCoast Group prior to the Effective Date (provided such failure, termination or action occurs not later than the Effective Date)
      (iii) any reduction or loss of employment benefits, as a result of the corporate restructuring relating to the Offering, of any person employed by the InterCoast Group, including but not limited to benefits provided by health and other welfare plans, 401(k) plans, qualified or nonqualified pension or retirement plans, bonus or incentive compensation plans, stock plans or other similar employee benefit plans or (iv) any breach by InterCoast of its representations, warranties and agreements made herein .


      (b) Capital - General. Capital shall indemnify and hold harmless each member of the InterCoast Group and any person who is or was a director, officer, employee or agent of any such member, or is or was serving at the request of any such member as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all losses, claims, damages and liabilities, and shall promptly reimburse them, as and when incurred, for any legal or other costs and expenses (including, without limitation, reasonable attorneys' fees, any amount paid in settlement of any litigation commenced or threatened, if such settlement is effected with the written consent of Capital, and any and all expenses reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever or in enforcing the obligations of Capital under this indemnity) arising out of or related in any manner to (i) the businesses, operations or assets conducted or owned or formerly conducted or owned by any of the members of the Capital Group (which exclude those businesses, operations or assets of the InterCoast Group that were part of the Capital Group prior to the Offering) prior to, on or after the Effective Date (other than any such loss, claim damage or liability resulting from the gross negligence or willful misconduct of an InterCoast Group member or person seeking indemnification) and (ii) any breach by Capital of its representations, warranties and agreements made herein.

      (c) InterCoast - Securities Laws. With respect to the Offering, InterCoast shall indemnify and hold harmless, to the extent permitted by law, each member of the Capital Group and each person who is or was a director, officer, employee or agent of any such member, or is or was serving at the request of any such member as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all losses, claims, damages and liabilities, and shall promptly reimburse them, as and when incurred, for any legal and other costs and expenses (including, without limitation, reasonable attorneys' fees, any amount paid in settlement of any litigation commenced or threatened, if such settlement is effected with the written consent of InterCoast, and any and all expenses reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever or in enforcing the obligations of InterCoast under this indemnity), caused by any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such information was furnished in writing to InterCoast by Capital expressly for use therein.

      (d) Capital - Securities Laws. With respect to the Offering, Capital will furnish to InterCoast in writing such information concerning Capital as InterCoast reasonably requests for use in connection with the registration statement or prospectus and Capital shall indemnify and hold harmless, to the extent permitted by law, each member of the InterCoast Group and each person who is or was a director, officer, employee or agent of any such member, or is or was serving at the request of any such member as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all losses, claims, damages and liabilities, and shall promptly reimburse them, as and when incurred, for any legal and other costs and expenses (including, without limitation, reasonable attorneys' fees, any amount paid in settlement of any litigation commenced or threatened, if such settlement is effected with the written consent of Capital, and any and all expenses reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever or in enforcing the obligations of Capital under this indemnity) caused by any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by Capital expressly for use therein. In no event shall the liability of Capital hereunder or under the underwriting agreement entered into with respect to the Offering be greater in amount than the dollar amount of the net proceeds, before deducting expenses, received by Capital in the Offering. With respect to the Offering, InterCoast acknowledges and agrees that no member of the Capital Group has furnished in writing to InterCoast any information for use in the registration statement, prospectus or any amendments or supplements thereto, except for the name and address of Capital and the number of shares of InterCoast common stock being sold by Capital.

      (e) Securities Laws - Contribution. If the indemnification provided for in
      Section 2(c) or 2(d) is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments in such proportion as is appropriate to reflect the relative fault of each such party in connection with such statements or omissions or alleged statements or omissions, as well as well any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. InterCoast and Capital agree that it would not be just and equitable if contribution pursuant to this Section 2(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence. The amount paid or payable by a party as a result of losses, claims, damages, liabilities or judgments shall be deemed to include, subject to the limitation set forth in Section 3, any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending and such action or claim. Notwithstanding the provisions of this Section 2(e), Capital shall not be required to contribute an amount in excess of the amount by which the total net proceeds received by Capital upon the sale of InterCoast stock in the Offering exceeds the amount of any damages which Capital has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     (f)(i) Effective as of May 23, 1996, all of the rights and obligations of Capital related to the agreements set forth on Schedule A hereto are hereby assigned and transferred by Capital to InterCoast, provided the agreements permit such assignment and result in the release of all Capital's obligations under or in respect thereto. With respect to such agreements, InterCoast hereby accepts such assignment and assumes such obligations. For all other agreements, InterCoast shall use reasonable efforts to obtain promptly the release of Capital from all of its respective obligations under or in respect to the agreements set forth on Schedule A hereto, and Capital shall cooperate with InterCoast in obtaining such releases, provided that neither party shall be required to incur any non-de minimis liability in doing so. Capital shall not unilaterally terminate or withdraw any agreement set forth on Schedule A and shall abide by the terms of such agreements; provided, however, that Capital shall be entitled to unilaterally terminate and/or withdraw from any such agreement effective any time after September 30, 1996, upon prior written notice to InterCoast that it intends to terminate such agreement and if such agreement (a) provides for such termination or withdrawal and (b) does not require a payment to the other party to such agreement of any termination, withdrawal or similar fees (except a de minimis fee) or Capital pays such fee. InterCoast shall reimburse Capital for its direct costs, if any, of maintaining the agreements pending the procurement of the releases contemplated hereby. Each party agrees to notify the other within a reasonable time after any such agreement is terminated and/or Capital is released from all of its respective obligations under or in respect to any such agreement. (ii) InterCoast shall indemnify and hold harmless Capital from and against any and all losses, claims, damages, expenses and liabilities relating to, resulting from, or arising out of, any of the agreements set forth on Schedule A. (g) Notwithstanding the foregoing provisions of this Section 2, any and all understandings and agreements between the parties regarding their respective rights and obligations for the payment of and indemnification for federal, state and local taxes shall be set forth in a separate tax sharing agreement between the parties in effect as of the Effective Date which shall be the sole governing document between the parties relating thereto.

     Section 3.  Procedure for Indemnification.  Each party indemnified under
                 -----------------------------
Section 2 shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party to so notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in Section 2, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel satisfactory in any case to the indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under these indemnification provisions for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof. If the indemnifying party so assumes the defense thereof, it may not agree to any settlement of such action as the result of which any remedy or relief, other than monetary damages for which the indemnifying party shall be responsible hereunder, shall be applied to or against the indemnified party, without the prior written consent of the indemnified party. If the indemnifying party does not assume the defense thereof, it shall be bound by any settlement to which the indemnified party agrees, irrespective of whether the indemnifying party consents thereto. If any settlement of any claim is effected by the indemnified party prior to commencement of any action relating thereto, the indemnifying party shall be bound thereby only if it has consented in writing thereto. In any action hereunder in which the indemnifying party has assumed the defense thereof, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel satisfactory to the indemnifying party, at the cost of the indemnified party.

     Section 4.  Survival of Indemnification; Prior Knowledge.  The
                 --------------------------------------------
indemnification provisions of Sections 2 and 3 shall survive the Offering and any investigation made at any time by either of the parties hereto. Actual prior knowledge by any indemnified party with respect to any matter as to which indemnification may be sought shall not constitute a defense to any indemnified party's rights to indemnification pursuant to the provisions hereof.

     Section 5.  Representations and Warranties.  As an inducement to enter into
                 ------------------------------
this Agreement, each party represents to and agrees with the other that as of the date hereof and as of the Effective Date:

     (a) it is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power to own, lease and operate its properties, to carry on its business as presently conducted and to carry out the transactions contemplated by this Agreement;

     (b) it has duly and validly taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby;

     (c) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect, and subject to equitable limitations on the availability of the remedy of specific performance); and

     (d) none of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or the compliance with any of the provisions of this Agreement will (i) conflict with or result in a breach of any provision of its corporate charter or bylaws, (ii) breach, violate or result in a default under any of the terms of any agreement or other instrument or obligation to which it is a party or by which it or any of its properties or assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it or affecting any of its properties or assets.

     Section 6.  Matters Relating to the Offering.  All expenses incident to the
                 --------------------------------
Offering, including without limitation all registration, listing and filing fees, transfer agent fees, fees and expenses of compliance with securities or blue sky laws, printing, engraving and shipping expenses, and fees and disbursements of legal counsel and the independent certified public accountants, investment advisory fees (all such expenses being herein called "Registration Expenses"), will be paid by InterCoast, except that Capital shall pay a pro rata share of the Registration Expenses based upon the ratio of the total number of shares of common stock of InterCoast sold by Capital in the Offering to the total number of shares of common stock of InterCoast sold in the Offering, and except that each party will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of its liability insurance, and its underwriting discounts and commissions.

     Section 7.  Injunctions.  Irreparable damage would occur in the event that
                 -----------
any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Therefore, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.

     Section 8.  Severability.  If any term, provision, covenant or restriction
                 ------------
of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In the event that any such term, provision covenant or restriction is so held to be invalid, void or unenforceable, the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision covenant or restriction.

     Section 9.  Assignment.  Except by operation of law or in connection with
                 ----------
the sale or transfer of all or substantially all of the assets of a party hereto, this Agreement shall not be assignable, in whole or in part, directly or indirectly, by either party hereto without the prior written consent of the other, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void; provided, however, that the provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns.

     Section 10.  Further Assurances.  Subject to the provisions hereof, the
                  ------------------
parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby. Subject to the provisions hereof, each of the parties shall, in connection with entering into this Agreement, performing its obligations hereunder and taking any and all actions relating hereto, comply with all applicable laws, regulations, orders and decrees, obtain all required consents and approvals and make all required filings with any governmental agency, other regulatory or administrative agency, commission or similar authority and promptly provide the other with all such information as the other may reasonably request in order to be able to comply with the provisions of this sentence.

     Section 11.  Parties in Interest.  Except for the rights of the parties
                  -------------------
indemnified pursuant to Section 2 of this Agreement, nothing herein expressed or implied is intended or shall be construed to confer any right or benefit upon any person other than the parties hereto and their respective Subsidiaries and permitted successors and assigns.

     Section 12.  Waivers, Etc.  No failure or delay on the part of the parties
                  ------------
in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of any provision of this Agreement nor consent to any departure by the parties therefrom shall in any event be effective unless the same shall be in writing and signed by the chief executive officer or the chief financial officer of each party in the case of amendments or modifications, or by the chief executive officer or the chief financial officer of the waiving or consenting party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     Section 13.  Setoff.  All payments to be made by either party under this
                  ------
Agreement shall be made without setoff, counterclaim or withholding, all of which are expressly waived.

     Section 14.  Changes of Law.  If, due to any change in applicable law or
                  --------------
regulations or the interpretation thereof by any court of law or other governing body having jurisdiction subsequent to the date of this Agreement, performance of any provision of this Agreement or any transaction contemplated by this Agreement shall become impracticable or impossible, then the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision.

     Section 15.  Confidentiality.  Subject to any contrary requirement of law
                  ---------------
and the right of each party to enforce its rights hereunder in any legal action, each party shall keep strictly confidential and shall cause its employees and agents to keep strictly confidential, any information which it or any of its agents or employees may acquire pursuant to, or in the course of performing its obligations under, any provision of this Agreement; provided, however, that such obligation to maintain confidentiality shall not apply to information which (a) at the time was in the public domain not as a result of acts by the receiving party, (b) was in the possession of the receiving party at the time of disclosure, or (c) is required by applicable law, rule, order, regulation or decree to be disclosed.

     Section 16.  Entire Agreement.  This Agreement contains the entire
                  ----------------
understanding of the parties with respect to the subject matter hereof.

     Section 17.  Headings.  Descriptive headings are for convenience only and
                  --------
shall not control or affect the meaning or construction of any provision of this Agreement.

     Section 18.  Counterparts.  For the convenience of the parties, any number
                  ------------
of counterparts of this Agreement may be executed by the parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

     Section 19.  Notices.  All notices, consents, requests, instructions,
                  -------
approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telegram, by telefacsimile (receipt of which is confirmed by the party receiving such telefacsimile) or sent by registered mail, postage prepaid to:

     Capital at:

     MidAmerican Capital Company
     666 Grand Avenue, 26th Floor
     Des Moines, IA  50309
     Attn:  President
     Fax:  (515) 281-2312

     InterCoast at:

     InterCoast Energy Company
     666 Grand Avenue, 26th Floor
     Des Moines, IA  50309
     Attn:  Chairman and Chief Executive Officer
     Fax:  (515) 281-2581

or to such other address as any party may, from time to time, designate in a notice given in a like manner. Any notice given under this Agreement shall be deemed delivered when received at the appropriate address.

     Section 20.  Governing Law.  This Agreement shall be governed by and
                  -------------
construed and enforced in accordance with the laws of the State of Iowa applicable to contracts made and to be performed therein without giving effect to the principles of conflicts of laws.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers, each of whom is duly authorized, as of the day and year first written above.


MIDAMERICAN CAPITAL COMPANY


By:________________________
Name:______________________
Title:_____________________



INTERCOAST ENERGY COMPANY


By:________________________
Name:______________________
Title:_____________________

                                   Schedule A

1. Parent Guarantees provided for the benefit of members of the InterCoast Group as set forth on Exhibit 1 to this Schedule A.

2. Letters of Credit provided for the benefit of the InterCoast Group as set forth on Exhibit 1 to this Schedule A.

3.  The Bonds provided for the benefit of the InterCoast Group as set forth on
    Exhibit 1 to this Schedule A.

4. The Promissory Notes provided for the benefit of the InterCoast Group as set forth as follows:
        a.  Promissory Note signed by Joe Cooney dated December 6, 1995;
        b.  Promissory Note signed by Ken Blenk dated February 1, 1995;
        c.  Promissory Note signed by Judy Bohrofen dated September 1, 1995.


                                                             EXHIBIT 1



                                       ISSUE        EXPIRATION                  DOCUMENT
            LEGAL NAME                  DATE           DATE          AMOUNT      NUMBER               DESCRIPTION
1.  Parent Guarantees

 REFCO Incorporated                   12/21/95      12/31/96          N/A              ICE guaranteed GED's broker transactions/fees
                                                                                       to REFCO.

 Cargill Investor Services, Inc.       2/6/96       02/01/97    $   3,000,000          ICE guaranteed GED's broker transactions/fees
                                                                                       to Cargill Investor Services, Inc., not to
                                                                                       exceed $3,000,000.

 Cargill Investor Services, Inc.       2/1/96       02/01/97    $   3,000,000          ICE guaranteed ITR's broker transactions/fees
                                                                                       to Cargill Investor Services, Inc., not to
                                                                                       exceed $3,000,000.

 Merrill Lynch Capital Services, Inc.  3/1/96       03/31/97    $   3,000,000          ICE guaranteed ITR's broker transactions/fees
                                                                                       to Merrill Lynch Capital Services, Inc., not
                                                                                       to exceed $3,000,000.

 Paribas Futures, Inc.                6/10/96       05/31/97    $   2,000,000          ICE guaranteed ITR's broker transactions/fees
                                                                                       to Paribas Futures, not to exceed
                                                                                       $2,000,000.

 Enron Capital & Trade Resources      4/16/96          N/A      $   2,000,000          ICE guaranteed payment of GED's swap, option,
  Corp.                                                                                or other financially-settled derivative
                                                                                       transactions with Enron Capital & Trade
                                                                                       Resources Corp.
                              Misc/Broker Guarantee Subtotal    $  13,000,000



 Amoco Energy Trading Corp            3/26/96       03/31/97    $      900,000         ICE guaranteed payment of GED's natural gas
 Aquila Energy Marketing Co           3/14/96       03/31/97    $      500,000         purchases from producers.
 Eagle Gas Marketing Company          4/16/96       04/30/97    $      600,000
 Enogex Services Corp.                4/16/96       04/30/97    $      600,000
 Exxon Company, USA                   3/26/96       10/31/96    $      700,000
 Global Petroleum Corp                3/14/96       03/31/97    $      700,000
 GPM Corporation                      3/26/96       03/31/97    $    1,000,000
 Helmerich & Payne, Inc.               4/1/96       03/31/97    $    1,000,000
 Meridian Oil Inc.                    4/16/96       04/30/97    $    1,000,000
 Mewbourne Oil Company                3/11/96       10/31/96    $      700,000
 Mid Continent Market Center, Inc.    3/26/96       03/31/97    $      250,000
 National Gas & Electric L.P.         3/26/96       03/31/97    $      500,000
 Panhandle Eastern Corp               3/31/96       03/31/97    $      300,000
 Sonet Marketing Company, L.P.        4/16/96       04/30/97    $    1,000,000
 Texaco Inc.                          4/10/96       03/31/97    $    1,000,000
 Tristar Gas Marketing Co.            4/30/96       04/30/97    $      200,000
 UMC Petroleum Corp                   3/14/96       03/31/97    $    1,000,000
 Northern Natural Gas Company         3/31/96       03/31/97    $       75,000



                                       ISSUE           EXPIRATION                       DOCUMENT
     LEGAL NAME                        DATE              DATE             AMOUNT         NUMBER         DESCRIPTION
 Scana Energy Marketing, Inc.          1/1/96          12/31/96        $    1,500,000
 Seagull Marketing Services, Inc.      5/6/96          04/30/97        $    1,000,000
 Unimark, L.L.C.                       3/26/96         10/31/96        $      600,000
 Vastar Gas Marketing, Inc.            5/22/96         05/22/97        $      800,000
 Western Gas Resources, Inc.           4/19/96         04/30/97        $    1,500,000
 Williams Energy Services Company      3/11/96         03/31/97        $    1,000,000
 Williams Field Services Company       3/26/96         03/31/97        $       90,000

                                   GED Guarantee Subtotal              $   18,516,000


 Southern Electronic Distributors,     1/12/95         12/31/96        $       50,000               ICE guaranteed payment of CPE's
 USA Enterprises, Inc.                10/27/95    no expiration date   $       50,000               computer hardware/software/
 Merisel Americas, Inc.               10/27/95    no expiration date   $       50,000               peripheral purchases from
                                                                                                      suppliers.
                                   CPE Guarantee Subtotal              $      160,000


 AIG Trading                           1/26/96         02/28/97        $    2,000,000               ICE quaranteed payment of
 Tenaska Marketing Ventures            1/26/96         02/28/97        $    2,000,000               ITR's natural gas purchases
 Amoco Energy Trading Corp.            4/25/96         03/31/97        $    1,500,000               from sellers.
 Amoco Production Company              2/27/96         03/31/97        $    1,500,000
 Aquila Energy                         2/27/96         03/31/97        $      500,000
 Bankers Trust Company                 2/27/96         03/31/97        $    1,500,000
 Catex Vitol Gas Inc.                  2/27/96         03/31/97        $      750,000
 Coastal Gas Marketing                 2/27/96         03/31/97        $    1,000,000
 Coral Energy Resources L.P.           2/27/96         03/31/97        $    1,000,000
 Eastex Hydrocarbons Inc.              2/27/96         03/31/97        $      500,000
 Energy Source, Inc.                   2/27/96         03/31/97        $      500,000
 Enron Capital & Trade Resources       2/27/96         03/31/97        $    1,500,000
 ENRON Corp.                           2/28/96         03/31/97        $    2,000,000
 Hadson Gas Systems                    2/27/96         03/31/97        $      500,000
 MG Natural Gas Corp.                  2/27/96         03/31/97        $      500,000
 National Gas & Electric L.P.          2/27/96         03/31/97        $      500,000
 Noram Energy Services, Inc.           2/27/96         03/31/97        $      750,000
 PanEnergy Corp.                       6/20/96         06/30/97        $    3,000,000
 PanEnergy Trading & Marketing Svcs    3/19/96         03/31/97        $    1,500,000
 Panhandle Eastern Pipeline Company    2/27/96         03/31/97        $       50,000
 Texaco, Inc.                          4/10/96         03/31/97        $    1,250,000
 Tide West Trading                     2/27/96         03/31/97        $      500,000
 Trunkline Gas Company                 2/27/96         03/31/97        $       50,000
 West Coast Gas Services (USA), Inc    2/27/96         03/31/97        $      500,000
 Transok Gas Company                   3/11/96         03/31/97        $      500,000
 TECO Gas Marketing Company            3/19/96         03/31/97        $    1,000,000




                                   ISSUE   EXPIRATION                 DOCUMENT
     LEGAL NAME                     DATE      DATE       AMOUNT        NUMBER                      DESCRIPTION
                            ITR Guarantee   Subtotal     $26,850,000

  IES Utilities Company            9/29/95 09/01/96      $   150,000               ICE guaranteed payment of IPM's purchases of
 Cajun Electric Power             3/14/96    N/A              N/A                  capacity.
  Cooperative, Inc.                                      $   100,000
Otter Tail Power Company
                                IPM Guarantee Subtotal   $   250,000

                      Grand Total of Parent Guarantees   $58,765,000

2.  Letters of Credit

 First National Bank of Chicago    3/20/92  05/01/97  $     25,000    00326061       Secretary of State-OK For IOG for
                                                                                     operations

 First National Bank of Chicago    3/31/92  04/01/97  $     25,000    00326062       OK Corporation Comm.-Oil & Gas Div.
                                                                                     For IOG, Agreement to plug wells

 First National Bank of Chicago    3/31/92  06/01/97  $    250,000    00326063       Railroad Comm. TX
                                                                                     For IOG for operations

 First National Bank of Chicago    3/31/92  03/31/97  $    219,000    00326068       OK Tax Comm.
                                                                                     For IGS-(OK) Operations

 Norwest Bank Minnesota, N.A.      8/27/93  06/30/97  $    453,857    S300249        First Bank of Montana, N.A.   Xeno - Battle
                                                                                     Creek Field.  For IOG, for MMS Royalty
                                                                                     dispute (DKM). Cost is 75 bps.

 NationsBank Texas, N.A.           6/27/94  06/30/97  $     30,000    139659         Wyoming Board of Land Commision
                                                                                     For IOG

 NationsBank Texas, N.A.           6/27/94  06/30/97  $     25,000    139660         Bureau of Land Mgmt   - UT
                                                                                     For IOG

 NationsBank Texas, N.A.           6/27/94  06/30/97  $     25,000    139661         Bureau of Land Mgmt - WY
                                                                                     For IOG

 NationsBank Texas, N.A.           6/27/94  06/30/97  $     25,000    139662         Bureau of Land Mgmt - ND
                                                                                     For IOG

                                   ISSUE          EXPIRATION                 DOCUMENT
          LEGAL NAME                DATE             DATE         AMOUNT      NUMBER                   DESCRIPTION
 NationsBank Texas, N.A.           10/24/95       10/23/96      $   25,000    152893          Bureau of Land Mgmt - OK
                                                                                              For IOG

 NationsBank Texas, N.A.           10/24/95       10/23/96      $   25,000    152895          Bureau of Land Mgmt - NM
                                                                                              For IOG

 NationsBank Texas, N.A.           12/6/95       12/06/96       $  600,000    154888          OK Tax Commission.
                                                                                              For GED Energy Services, Inc.

                           Grand Total of Letters of Credit     $1,952,857

3.  Bonds

 Reliance Insurance Company        12/11/95      03/01/97       $   25,000    B2576304        Railroad Commission of Texas.
                                                                                              Maintenance of wells so as to prevent
                                                                                              pollution of ground or surface water.
                                                                                              For GED.

  Reliance Insurance Company        8/25/95      08/25/96       $  100,000    B2576281        To Norwest Bank Iowa as agent of
                                                                                              Continental Power Exchange and all
                                                                                              other participants to secure trading
                                                                                              participation on CPEX system. For IPM.

 Reliance Insurance Company         4/25/96          N/A        $  100,000    B2648259        To Industrial Commission of the State
                                                                                              of North Dakota for drilling permit.
                                                                                              For IOG.
                           Grand Total of Bonds                 $  225,000